UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2004

CHANNELL COMMERCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 719-2600

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure

On July 15, 2004, Channell Commercial Corporation issued a press release announcing it has entered into an agreement to acquire Bushman Tanks.

A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: July 15, 2004

/s/ Thomas Liguori
Thomas Liguori
Chief Financial Officer
(Duly authorized officer of the Registrant)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 15, 2004, issued by Channell Commercial Corporation.